UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
  ______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2019
  ______________________________________
Renewable Energy Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35397	26-4785427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
416 South Bell Avenue
Ames, Iowa 50010
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (515) 239-8000
 ______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	REGI	NASDAQ Global Market

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 8, 2019, Renewable Energy Group, Inc. (the "Company") held the 2019 Annual Meeting of Stockholders (the "Annual Meeting").
At the Annual Meeting, a total of 33,309,671 shares of the Company’s Common Stock were present in person or by proxy, representing 89.17% of the total number of shares outstanding and entitled to vote at the Annual Meeting and a quorum for all matters before the stockholders.
The number of votes cast for, against or withheld, as well as abstentions, as applicable, with respect to each proposal presented at the Annual Meeting was as follows:

Proposal No. 1 – Election of Directors
The Company’s stockholders elected three directors to the Company’s Board of Directors, each for a three-year term as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Delbert Christensen	27,548,172	1,109,032	15,216	4,637,251
Randolph L. Howard	27,047,652	1,608,361	16,407	4,637,251
Debora M. Frodl	27,924,031	734,458	13,931	4,637,251

Proposal No. 2 – "Say-On-Pay" Advisory Vote on the Executive Compensation
The allocation of votes of the stockholders of the Company for the non-binding advisory vote to approve the compensation of the Company’s named executive officers was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,001,950	634,182	36,288	4,637,251

Proposal No. 3 - Ratification of the Appointment of Our Independent Registered Public Accounting Firm for 2019
The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was approved by the votes of the stockholders of the Company as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
32,818,397	419,499	71,775	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2019

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Chad Stone
Chad Stone
Chief Financial Officer